UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2005 (October 27, 2005)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

4955 Avalon Ridge Pkwy, Suite 300 Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES

Item 1.01.          Entry Into a Material Definitive Agreement.

On October 27, 2005, SpectRx, Inc. ("SpectRx") entered into a payment settlement agreement and mutual releases (the "Agreement") with Respironics, Inc. ("Respironics"), whereby SpectRx received $1.5 million from Respironics and SpectRx was also were released from the payment of $1.3 million advance, as more fully described in the agreement. SpectRx issued a news release for this event on November 1, 2005.

The agreement and the news release are filed as Exhibit 4.1 and Exhibit 4.2 respectively, hereto and incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

    Not applicable.

(b)     Pro forma financial information.

    Not applicable.

(c)      Exhibits.

     The following exhibits are filed or furnished with this report:

Exhibit No.	Exhibit Description

4.1	Payment Settlement Agreement dated as of October 27, 2005, by and among SpectRx. and Respironics.
4.2	News Release dated November 1, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ William D. Arthur, III
	By:	William D. Arthur, III
PRESIDENT & COO

Date: November 1, 2005.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Payment Settlement Agreement dated as of October 27, 2005, by and among SpectRx. and Respironics.
4.2	News Release dated November 1, 2005.